EXHIBIT 99.1



                        Form 4 Joint Filer Information


Name:                              Jan Jewell
Address:                           11220 120th Avenue NE
			           Kirkland, WA  98033

Designated Filer:                  Michael K. Jewell

Issuer & Ticker Symbol:            Celebrate Express, Inc. (BDAY)

Date of Event Requiring Statement: September 19, 2005



Signature:  		/s/ Jan Jewell
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